                                                                   EXHIBIT 99.11

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              ----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-6
              ----------------------------------------------------

                 Monthly Period:                  4/1/02 to
                                                  4/30/02
                 Distribution Date:               5/17/02
                 Transfer Date:                   5/16/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                       Class A                    $5.35000
                                       Class B                    $5.48333
                                       CIA                        $5.95000

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                       Class A                    $5.35000
                                       Class B                    $5.48333
                                       CIA                        $5.95000

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 2

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount
                                       Class A                          $0.00000
                                       Class B                          $0.00000
                                       CIA                              $0.00000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1. Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the Certificates
                                       Class A                   $180,514,586.69
                                       Class B                    $16,307,653.52
                                       CIA                        $20,644,314.86
                                                                 ---------------
                                       Total                     $217,466,555.07

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)The aggregate amount of Allocations of Finance
            Charge Receivables processed during the Monthly
            Period which were allocated in respect of the
            Certificates
                                       Class A                    $17,740,555.15
                                       Class B                     $1,602,679.13
                                       CIA                         $2,028,876.35
                                                                 ---------------
                                       Total                      $21,372,110.63

        (b1)Principal Funding Investment Proceeds (to Class A)             $0.00
        (b2)Withdrawals from Reserve Account (to Class A)                  $0.00
        (b3)Class A Net Swap Receipt                                4,904,033.33
                                                                 ---------------
            Class A Available Funds                               $22,644,588.48

        (c1)Principal Funding Investment Proceeds (to Class B)             $0.00
        (c2)Withdrawals from Reserve Account (to Class B)                  $0.00
        (c3)Class B Net Swap Receipt                                  442,901.06
                                                                 ---------------
            Class B Available Funds                                $2,045,580.19

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-6
Page 3

        (d1)Principal Funding Investment Proceeds (to CIA)                $0.00
        (d2)Withdrawals from Reserve Account (to CIA)                     $0.00
        (d3)CIA Net Swap Receipt                                     560,814.31
                                                              -----------------
            CIA Available Funds                                   $2,589,690.66

        (e1)Total Principal Funding Investment Proceeds                   $0.00
        (e2)Investment Earnings on deposits to Reserve
            Account                                                       $0.00

     3. Principal Receivable / Investor Percentages
        -------------------------------------------

        (a) The aggregate amount of Principal Receivables
            in the Trust as of 04/30/02                      $32,527,951,929.10

        (b) Invested Amount as of 04/30/02
            (Adjusted Class A Invested Amount
            during Accumulation Period)
                                       Class A                $1,300,000,000.00
                                       Class B                  $117,470,000.00
                                       CIA                      $148,790,000.00
                                                              -----------------
                                       Total                  $1,566,260,000.00

        (c) The Floating Allocation Percentage:
                                       Class A                            3.996%
                                       Class B                            0.361%
                                       CIA                                0.457%
                                                                         ------
                                       Total                              4.814%

        (d) During the Accumulation Period: The Invested
            Amount as of ______ (the last day of the
            Revolving Period)
                                       Class A                            $0.00
                                       Class B                            $0.00
                                       CIA                                $0.00
                                                                ---------------
                                       Total                              $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-6
Page 4

        (e) The Fixed/Floating Allocation Percentage:
                                       Class A                            3.996%
                                       Class B                            0.361%
                                       CIA                                0.457%
                                                                         ------
                                       Total                              4.814%

     4. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a) 30 - 59 days                                        $453,781,308.62
        (b) 60 - 89 days                                        $319,156,934.91
        (c) 90 - 119 days                                       $244,782,123.96
        (d) 120 - 149 days                                      $207,482,751.40
        (e) 150 - 179 days                                      $184,299,439.77
        (f) 180 or more days                                              $0.00
                                       Total                  $1,409,502,558.66

     5. Monthly Investor Default Amount.
        --------------------------------

        (a) The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible during
            the Monthly Period allocable to the Invested
            Amount (the aggregate "Investor Default Amount")
                                       Class A                    $6,986,533.58
                                       Class B                      $631,070.50
                                       CIA                          $798,889.81
                                                                    -----------
                                       Total                      $8,416,493.89

     6. Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a) The aggregate amount of Class A Investor Charge-
            Offs and the reductions in the Class B Invested
            Amount and the CIA
                                       Class A                            $0.00
                                       Class B                            $0.00
                                       CIA                                $0.00
                                                                ---------------
                                       Total                              $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-6
Page 5

        (b) The aggregate amount of Class A Investor Charge-
            Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                       Class A                            $0.00
                                       Class B                            $0.00
                                       CIA                                $0.00
                                                                ---------------
                                       Total                              $0.00

     7. Investor Servicing Fee
        ----------------------
        (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                       Class A                    $1,625,000.00
                                       Class B                      $146,837.50
                                       CIA                          $185,987.50
                                                                    -----------
                                       Total                      $1,957,825.00

     8. Reallocated Principal Collections
        ---------------------------------
            The amount of Reallocated CIA
            and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default
            Amounts or Investor Charge-Offs for the prior month.

                                       Class B                            $0.00
                                       CIA                                $0.00
                                                                          -----
                                       Total                              $0.00

     9. CIA Invested Amount
        -------------------
        (a) The amount of the CIA Invested Amount as
            of the close of business on the related
            Distribution Date after giving effect to
            withdrawals, deposits and payments to be
            made in respect of the preceding month              $148,790,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-6
Page 6

     10.The Pool Factor
        ---------------
            The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
            Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                       1.00000000
                                       Class B                       1.00000000
                                       Total                         1.00000000

     11.The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period              14.74%

     12.The Base Rate
        -------------
          The Base Rate for the related Monthly Period                     8.50%

C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

       1.  Accumulation Period

       (a) Accumulation Period Commencement Date                     06/01/2002

       (b) Accumulation Period Length (months)                                1

       (c) Accumulation Period Factor                                     11.79

       (d) Required Accumulation Factor Number                                8

       (e) Controlled Accumulation Amount                     $1,566,260,000.00

       (f) Minimum Payment Rate (last 12 months)                         13.63%

       2.  Principal Funding Account
           -------------------------

           Beginning Balance                                              $0.00
              Plus: Principal Collections for related
                    Monthly Period from Principal Account                  0.00
              Plus: Interest on Principal Funding Account
                    Balance for related Monthly Period                     0.00

              Less: Withdrawals to Finance Charge Account                  0.00
              Less: Withdrawals to Distribution Account                    0.00
                                                                ---------------
           Ending Balance                                                  0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1997-6
Page 7

       3.  Accumulation Shortfall
           ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                      $0.00

           Less: The amount deposited into the Principal Funding
                 Account for the Previous Monthly Period             $0.00

                 Accumulation Shortfall                              $0.00

                                                           ---------------
                 Aggregate Accumulation Shortfalls                   $0.00

       4.  Principal Funding Investment Shortfall
           --------------------------------------

                 Covered Amount                                      $0.00

           Less: Principal Funding Investment Proceeds               $0.00

                                                           ---------------
                 Principal Funding Investment Shortfall              $0.00
                                                           ---------------

D.  Information Regarding the Reserve Account
    -----------------------------------------

       1. Required Reserve Account Analysis
          ---------------------------------

          (a) Required Reserve Account Amount percentage          0.00000%

          (b) Required Reserve Account Amount ($)                    $0.00
              .5% of Invested Amount or other amount
              designated by Transferor)

          (c) Required Reserve Account Balance after effect
              of any transfers on the Related Transfer Date          $0.00

          (d) Reserve Draw Amount transferred to the Finance
              Charge Account on the Related Transfer Date            $0.00

       2. Reserve Account Investment Proceeds
          -----------------------------------
          Reserve Account Investment Proceeds transferred to
          the Finance Charge Account on the Related Transfer
          Date                                                       $0.00

       3. Withdrawals from the Reserve Account
          ------------------------------------
          Total Withdrawals from the Reserve Account
          transferred to the Finance Charge Account on
          the related Transfer                                       $0.00
          Date (1 (d) plus 2 above)

       4. The Portfolio Adjusted Yield
          ----------------------------
          The Portfolio Adjusted Yield for the related
          Monthly Period                                             7.16%

 E. Information Regarding the Interest Rate Swaps
    ---------------------------------------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1997-6
Page 8

       1. Class A Interest Rate Swap

          (a)  Class A Net Swap Payment due on the related
               Transfer Date                                          0.00

          (b)  Overdue Class A Net Swap Payment                       0.00

          (c)  Class A Net Swap Receipt due on the related
               Transfer Date                                  4,904,033.33

          (d)  Overdue Class A Net Swap Receipt                       0.00

       2. Class B Interest Rate Swap

          (a)  Class B Net Swap payment due on the related
               Transfer Date                                          0.00

          (b)  Overdue Class B Net Swap Payment                       0.00

          (c)  Class B Net Swap Receipt due on the related
               Transfer Date                                    442,901.06

          (d)  Overdue Class B Net Swap Receipt                       0.00

       3. CIA Interest Rate Swap

          (a)  CIA Net Swap payment due on the related
               Transfer Date                                          0.00

          (b)  Overdue CIA Net Swap Payment                           0.00

          (c)  CIA Net Swap Receipt due on the related
               Transfer Date                                    560,814.31

          (d)  Overdue CIA Net Swap Receipt                           0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page

                                First USA Bank, National Association
                                as Servicer

                                By:  /s/ Tracie Klein
                                     -------------------------------
                                     Tracie Klein
                                     First Vice President